[Western Reserve Life Assurance Co. of Ohio Letterhead]

March 29, 2005

VIA EDGAR

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:	Separate Account VA V
File No. 811-21491, CIK: 0001273317
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA V, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment companies: AEGON/Transamerica Series Trust, Access Variable Insurance Trust and Variable Insurance Products Fund. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On March 10, 2005, AEGON/Transamerica Series Trust, filed its annual report with the Commission via EDGAR (CIK: 0000778207);

•	On March 24, 2005, Access Variable Insurance Trust filed its annual report with the Commission via EDGAR (CIK: 0001219605); and

•	On February 25, 2005 and March 2, and 3, 2005, Variable Insurance Products Fund filed its annual report with the Commission via EDGAR (CIK: 0000356494, 0000831016, 0000927384).

To the extent necessary, these filings are incorporated herein by reference.

Western Reserve Life Assurance Co. of Ohio

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith
Assistant General Counsel
Financial Markets Group